Exhibit 10.3

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT dated as of October 16, 2012 (this “Third Amendment”) is made by and among GSI Group Corporation, a Michigan corporation (the “Borrower”), GSI Group Inc., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings”), each of the other Guarantors party hereto, each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 19, 2011 (as amended by the First Amendment to Credit Agreement dated March 9, 2012, the Second Amendment to Credit Agreement dated July 19, 2012 and as in effect on the date hereof, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain financial accommodations to the Borrower. The Borrower, the Lenders and Administrative Agent wish to amend the Credit Agreement in certain respects, all on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. Definitions. Except as otherwise defined in this Third Amendment, terms defined in the Credit Agreement are used herein as defined therein.

2. Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 3 below, the undersigned Lenders hereby agree that, effective as of the date hereof, the Credit Agreement shall be amended as follows:

(a) Section 7.04 of the Credit Agreement shall be amended by (i) deleting the word “and” at the end of clause (d), (ii) replacing the period at the end of clause (e) with “; and” and (iii) adding new clause (f) as follows:

“(f) any merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05.”

3. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent:

(a) the Borrower shall have delivered to the Administrative Agent a counterpart of this Third Amendment executed by the Borrower and each other Loan Party;

(b) the Required Lenders and the Administrative Agent shall have indicated their consent and agreement by executing this Third Amendment;

(c) no Event of Default shall have occurred and be continuing.

4. Effect on Loan Documents. The Credit Agreement (as amended hereby) and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein the execution, delivery, and performance of this Third Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof. Each of the Loan Parties hereby ratifies and confirms in all respects all of its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party.

5. No Novation; Entire Agreement. This Third Amendment evidences solely the amendment of the terms and provisions of the obligations of the Borrower and the other Loan Parties under the Loan Documents and is not a novation or discharge thereof. There are no other understandings, express or implied, among the Borrower, the other Loan Parties, the Administrative Agent and the Lenders regarding the subject matter hereof or thereof.

6. Choice of Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

7. Counterparts; Facsimile Execution. This Third Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Third Amendment.

8. Construction. This Third Amendment is a Loan Document. This Third Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Third Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement. Upon and after the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the date first above written.

BORROWER:
GSI GROUP CORPORATION

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Chief Financial Officer

HOLDINGS:
GSI GROUP INC.

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Chief Financial Officer

GUARANTORS:
EXCEL TECHNOLOGY, INC.
MICROE SYSTEMS CORP.
MES INTERNATIONAL INC.

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Secretary

CAMBRIDGE TECHNOLOGY, INC.
CONTINUUM ELECTRO-OPTICS, INC.
CONTROL LASER CORPORATION (D/B/A BAUBLYS CONTROL LASER)
THE OPTICAL CORPORATION
PHOTO RESEARCH, INC.
QUANTRONIX CORPORATION
SYNRAD, INC.

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Assistant Secretary

GSI GROUP LIMITED

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Director

[Third Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Angela Larkin
Name:	Angela Larkin
Title:	Assistant Vice President

[Third Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ John F. Lynch
Name:	John F. Lynch
Title:	Senior Vice President

[Third Amendment to Credit Agreement]

SILICON VALLEY BANK

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Vice President

[Third Amendment to Credit Agreement]

HSBC BANK USA N.A.

By:	/s/ Manuel Burgueno
Name:	Manuel Burgueno
Title:	Vice President

[Third Amendment to Credit Agreement]